UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 25, 2021

TREBIA ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39331	98-1531250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Madison Avenue, Suite 2020	10010
New York, NY	(Zip Code)
(Address of principal executive offices)

(646) 450-9187
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share, and one-third of one Redeemable Warrant	TREB.U	The New York Stock Exchange
Class A common ordinary shares, par value $0.0001 per share	TREB	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TREB WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, Trebia Acquisition Corp. (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (“NYSE”) stating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual because it had not timely filed its Form 10-Q for the fiscal quarter ended March 31, 2021 (“Q1 2021 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”).

Under NYSE rules, the Company has six months from the filing due date to file the Form 10-Q. The Company can regain compliance at any time prior to that date by filing its Q1 2021 Form 10-Q. If the Company fails to file the Form 10-Q, or any subsequent filings, within six months from the filing due date, the NYSE may, in its sole discretion, allow an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. If the NYSE determines that an additional six-month trading period is not appropriate, the Company’s securities will be subject to suspension and delisting from the NYSE.

On April 12, 2021, the staff of the SEC issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (“SPACs”) (the “SEC Statement”). The SEC Statement, among other things, highlighted potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of SPACs such as the Company.

As previously disclosed in the Company’s Form 12b-25 filed with the SEC on May 18, 2021, the Company is reviewing the impacts of the SEC Statement on the Company’s unaudited financial statements for the quarterly period ended March 31, 2021. As a result of the foregoing, as well as the time and dedication of resources needed to prepare its Q1 2021 Form 10-Q, the Company was unable to file the Form 10-Q by the required due date.

The Company is working diligently to complete and file the Form 10-Q as soon as reasonably practicable.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These forward-looking statements include, without limitation, the Company’s expectations regarding the timing of the filing of the Form 10-Q. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, including those under “Risk Factors” in the Annual Report on Form 10-K, filed April 2, 2021, as amended on Form 10-K/A filed on May 18, 2021, and in subsequent reports filed with the SEC. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated June 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trebia Acquisition Corp.

Date: June 1, 2021	By:	/s/ Tanmay Kumar
	Name:	Tanmay Kumar
	Title:	Chief Financial Officer